CORNERSTONE STRATEGIC VALUE FUND, INC.
                               383 Madison Avenue
                            New York, New York 10179

                         ------------------------------


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held on April 16, 2007

                         ------------------------------


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Cornerstone Strategic Value Fund, Inc., a Maryland corporation (the "Fund"), will be held at 11:30 a.m., eastern time, on April 16, 2007 at Fifth Floor Conference Room, One West Pack Square, Asheville, NC 28801, for the following purposes:

     1. To approve the election of three directors to hold office until the year 2010 Annual Meeting of Stockholders (Proposal No. 1); and

     2. To consider and vote upon such other matters as may properly come before said Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on February 16, 2007 as the record date for the determination of stockholders entitled to notice of, and to vote at, this Meeting or any adjournment thereof. The stock transfer books will not be closed.

     Copies of the Fund's most recent annual report may be ordered free of charge by any stockholder by writing to the Fund, c/o Bear Stearns Funds Management Inc., 383 Madison Avenue, 23rd Floor, New York, New York 10179, or by calling collect (212) 272-3550.

                                              By Order of the Board of Directors


                                              Thomas R. Westle
                                              Secretary



Dated: March 1, 2007

UNLESS YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED REPLY ENVELOPE. YOUR PROMPT RESPONSE WILL ASSURE A QUORUM AT THE MEETING.

INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION
CORPORATE ACCOUNTS                           VALID SIGNATURE

(1) ABC Corp                                 ABC Corp. (by John Doe, Treasurer)
(2) ABC Corp                                 John Doe, Treasurer
(3) ABC Corp.
    c/o John Doe, Treasurer                  John Doe
(4) ABC Corp. Profit Sharing Plan            John Doe, Trustee

TRUST ACCOUNTS

(1) ABC Trust                                  Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d/ 12/28/78       Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS

(1) John B. Smith, Cust.
    f/b/o John B. Smith, Jr. UGMA.           John B. Smith
(2) John B. Smith                            John B. Smith, Jr., Executor

                     CORNERSTONE STRATEGIC VALUE FUND, INC.
                               383 Madison Avenue
                            New York, New York 10179

                         ------------------------------


               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                          to be held on April 16, 2007

                         ------------------------------


GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Cornerstone Strategic Value Fund, Inc., a Maryland corporation (the "Fund") for use at the Annual Meeting of Stockholders for the year 2007 (the "Meeting") to be held 11:30, eastern time, on April 16, 2007 at the Fifth Floor Conference Room, One West Pack Square, Asheville, NC 28801, and at any and all adjournments thereof. A form of proxy is enclosed herewith. This Proxy Statement and the accompanying form of proxy are being first mailed to stockholders of the Fund ("Stockholder(s)") on or about March 1, 2007.

     Any Stockholder who executes and delivers a proxy may revoke it by written communication to the Secretary of the Fund at any time prior to its use or by voting in person at the Meeting. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of Messrs. Andrew A. Strauss and Glenn W. Wilcox, Sr. as the nominees for Class III Director.

     In general, abstentions and broker non-votes, as defined below, count for purposes of obtaining a quorum but do not count as votes cast with respect to any proposal where the broker does not have discretion. With respect to a proposal requiring the affirmative vote of a majority of the Fund's outstanding shares of common stock, the effect of abstentions and broker non-votes is the same as a vote against such proposal. Otherwise, abstentions and broker non-votes have no effect on the outcome of a proposal. A broker non-vote is a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary voting power.

     At least one-third of the Fund's Stockholders must be present at the Meeting in person or by proxy to constitute a quorum for the transaction of business by the Fund. In the event that a quorum is not present at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting from time to time. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion.

     The cost of soliciting the proxies will be borne by the Fund. Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by officers of the Fund or Bear Stearns Funds Management Inc., the administrator to the Fund (the "Administrator").

     Only holders of issued and outstanding shares of the Fund's common stock of record at the close of business on February 16, 2007 are entitled to notice of, and to vote at, the Meeting. Each such holder is entitled to one vote per share of common stock so held. The number of shares of common stock outstanding on February 16, 2007 was 25,739,422. The Fund is a closed-end, diversified management investment company.

     Copies of the Fund's most recent annual report may be ordered free of charge to any Stockholder by writing to the Fund, c/o Bear Stearns Funds Management Inc., 383 Madison Avenue, New York, New York 10179, or by telephone by calling the Fund collect at (212) 272-3550. This report is not to be regarded as proxy-soliciting material.

     This Proxy Statement is first being mailed to Stockholders on or about March 1, 2007.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

     In accordance with the Fund's By-laws, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. Each class has a term of three years and each year the term of office of one class expires. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

     At the Meeting, Stockholders will be asked to elect two Class III Directors to hold office until the year 2010 Annual Meeting of Stockholders or thereafter until each of their respective successors is duly elected and qualified. The term of office of the Class III Directors, currently consisting of Messrs. Andrew A. Strauss and Glenn W. Wilcox, Sr., expires at the year 2010 Annual Meeting or thereafter until his respective successor is duly elected and qualified. If elected, each nominee has consented to serve as a Director of the Fund until his successor is duly elected and qualified. Each Nominee was considered and recommended by the Fund's Nominating and Corporate Governance Committee.

     The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of these nominees. Each nominee has indicated that he will serve if elected, and the Board of Directors has no reason to believe that any of the nominees named above will become unavailable for election as a director, but if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

     The following table sets forth the names, addresses, birth dates and principal occupations of each of the nominees for election as Directors:


                                                       NOMINEES

                          POSITION(S)   TERM OF                                                DIRECTORSHIPS HELD BY
NAME AND                  WITH          OFFICE       PRINCIPAL OCCUPATION OVER                 NOMINEE FOR DIRECTOR
ADDRESS(1) (BIRTH DATE)   FUND          SINCE        PAST 5 YEARS                              OUTSIDE OF FUND COMPLEX*
-------------------------------------------------------------------------------------------------------------------------

Class III Non-Interested Nominees to serve until the Year 2010 Annual Meeting of Stockholders:

Glenn W. Wilcox, Sr.      Director;       2000       Chairman of the Board and Chief          Director of Wachovia
(Dec. 1931)               Audit Committee            Executive Officer of Wilcox Travel       Corp. WNC Regional
                          Chairman,                  Agency, Inc.; Director of                Advisory Board;
                          Nominating and             Cornerstone Total Return Fund, Inc.      Director of Champion
                          Corporate                                                           Industries, Inc.; and
                          Governance                                                          Chairman of Tower
                          Committee                                                           Associates, Inc. (a
                          Member                                                              real estate venture)

Andrew A. Strauss         Director;       2000       Attorney and senior member of            Director of Memorial
(Nov. 1953)               Chairman of                Strauss & Associates, P.A.,              Mission Hospital
                          Nominating and             Attorneys, Asheville and                 Foundation, Deerfield
                          Corporate                  Hendersonville, NC; previous             Episcopal Retirement
                          Governance                 President of White Knight                Community and
                          Committee and              Healthcare, Inc. and LMV Leasing,        Asheville
                          Audit Committee            Inc., a wholly owned                     Symphony
                          Member                     subsidiary of Xerox Credit
                                                     Corporation; Director of Cornerstone
                                                     Total Return Fund, Inc.


-------------
     (1) The mailing address of each Nominee with respect to Fund operations is 383 Madison Avenue, 23rd Floor, New York, NY 10179.
     * As of December 31, 2006, the Fund Complex is comprised of the Fund and Cornerstone Total Return Fund, Inc., both of which are managed by Cornerstone Advisors, Inc. Each of the above Nominees oversee both of the Funds in the Fund Complex.

                          REMAINING BOARD OF DIRECTORS

     The following tables set forth the names, addresses, ages and principal occupations of each of the remaining Directors of the Fund.


                          POSITION(S)   TERM OF                                                DIRECTORSHIPS HELD BY
NAME AND                  WITH          OFFICE       PRINCIPAL OCCUPATION OVER                 NOMINEE FOR DIRECTOR
ADDRESS(1) (BIRTH DATE)   FUND          SINCE        PAST 5 YEARS                              OUTSIDE OF FUND COMPLEX*
-----------------------------------------------------------------------------------------------------------------------

Class I Non-Interested Director to serve until the Year 2008 Annual Meeting of
Stockholders:

Edwin Meese III           Director;       2001       Distinguished Fellow, The Heritage       Director of Carrington,
(Dec. 1931)               Audit,                     Foundation Washington D.C.;              Laboratories Inc.
                          Nominating and             Distinguished Visiting Fellow at the
                          Corporate                  Hoover Institution, Stanford
                          Goverance                  University; Senior Adviser,
                          Committee                  Revelation L.P.; formerly U.S.
                          Member                     Attorney General under President
                                                     Ronald Reagan; Director of
                                                     Cornerstone Total Return Fund, Inc.

Class I Interested Director to serve until the Year 2008 Annual Meeting of
Stockholders:

Ralph W. Bradshaw         Chairman       1998        President, Cornerstone Advisors,         Previous Director of The
(Dec. 1950)**             of the Board               Inc.; Financial Consultant; President    Austria Fund, Inc.
                          of Directors               and Director of Cornerstone Total
                          and President              Return Fund, Inc.






                          POSITION(S)   TERM OF                                                DIRECTORSHIPS HELD BY
NAME AND                  WITH          OFFICE       PRINCIPAL OCCUPATION OVER                 NOMINEE FOR DIRECTOR
ADDRESS(1) (BIRTH DATE)   FUND          SINCE        PAST 5 YEARS                              OUTSIDE OF FUND COMPLEX*
-----------------------------------------------------------------------------------------------------------------------
Class II Non-Interested Directors to serve until the Year 2009 Annual Meeting of Stockholders:

Scott B. Rogers           Director;      2000        Chairman, Board of Health Partners,       Chairman and Director,
(July 1955)               Audit,                     Inc.; Chief Executive Officer,            Recycling Unlimited;
                          Nominating and             Asheville Buncombe Community              Director of A-B Vision
                          Corporate                  Christian Ministry; and President,        Board, Interdenominational
                          Governance                 ABCCM Doctor's Medical Clinic;            Ministerial Alliance,
                          Committee                  Appointee, NC Governor's Commission on    Faith Partnerships, Inc.
                          Member                     Welfare to Work; Director of
                                                     Cornerstone Total Return Fund, Inc.

Thomas H. Lenagh          Director;      1987        Independent Financial Advisor;            Director of The Adams
(Nov. 1924)               Audit,                     Director of Photonics Products Groups;    Express Company and
                          Nominating and             Director of Cornerstone Total Return      Petroleum and Resources
                          Corporate                  Fund, Inc.; Director of Adams Express     Corporation
                          Governance                 and Petroleum and Resources; Retired
                          Committee                  Treasurer and Investment Manager of
                          Member                     Ford Foundation


Class II Interested Nominee to serve until the Year 2009 Annual Meeting of Stockholders:

William A. Clark          Director      2004         Director and Stockholder of               Previous Director of The
(Oct. 1945)**             and Vice                   Cornerstone Advisors, Inc.; Director      Austria Fund, Inc.
                          President                  and Vice President of Cornerstone
                                                     Total Return Fund, Inc.; former
                                                     financial consultant of
                                                     Deep Discount Advisors, Inc.

 -----------
     (1) The mailing address of each Director with respect to Fund operations is 383 Madison Avenue, 23rd Floor, New York, NY 10179.
     * As of December 31, 2006, the Fund Complex is comprised of the Fund and Cornerstone Total Return Fund, Inc., both of which are managed by Cornerstone Advisors, Inc. Each of the above Directors oversee both of the Funds in the Fund Complex.
     ** Each of Messrs. Bradshaw and Clark is an "interested person" as defined in the Investment Company Act of 1940 because of their affiliation with Cornerstone Advisors, Inc.

     The following table sets forth, for each Director, the aggregate dollar range of equity securities owned of the Fund and of all Funds overseen by each Director in the Fund Complex as of December 31, 2006. The information as to beneficial ownership is based on statements furnished to the Fund by each Director.


                          DOLLAR RANGE OF EQUITY          AGGREGATE DOLLAR RANGE OF EQUITY
                          SECURITIES IN                   SECURITIES IN ALL FUNDS OVERSEEN BY
NAME                      THE FUND                        DIRECTORS IN FUND COMPLEX
----------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS

Edwin Meese III           0                               0
Andrew A. Strauss         $1-$10,000                      $1-$10,000
Thomas H. Lenagh          0                               0
Glenn W. Wilcox Sr.       $10,001-$50,000                 $10,001-$50,000
Scott B. Rogers           0                               0

INTERESTED DIRECTORS

Ralph W. Bradshaw         $50,001-$100,000                Over $100,000
William A. Clark          Over $100,000                   Over $100,000



                               EXECUTIVE OFFICERS

In addition to Messrs. Bradshaw and Clark, the current officers of the Fund are:


NAME AND                                    TERM OF
ADDRESS (BIRTH DATE)    POSITION WITH FUND  OFFICE    PRINCIPAL OCCUPATION OVER PAST 5 YEARS
                                            SINCE
---------------------------------------------------------------------------------------------------------------
Gary A. Bentz             Chief Compliance   2004   Chairman and Chief Financial Officer
(June 1956)(1)            Officer                   of Cornerstone Advisors, Inc.; previous
                                                    Director, Vice President and Treasurer
                                                    of the Fund and Cornerstone Total Return
                                                    Fund, Inc.; Financial Consultant, C.P.A;
                                                    Chief Compliance Officer of Cornerstone Total
                                                    Return Fund, Inc.

Thomas R. Westle          Secretary          2000   Partner, Blank Rome LLP, a law firm;
405 Lexington Ave.                                  previous partner at Spitzer & Feldman P.C.,
New York, NY 10179                                  a law firm; Secretary of Cornerstone
(Dec. 1953)                                         Total Return Fund, Inc.


Jodi B. Levine            Treasurer          2004   Associate Director, Bear, Stearns & Co. Inc.;
(Aug. 1969)(1)                                      Treasurer of Cornerstone Total Return
                                                    Fund, Inc.


-------------
(1) The officers' address is the same as the Fund's.

     Under the federal securities laws, the Fund is required to provide to Stockholders in connection with the Meeting information regarding compensation paid to Directors by the Fund as well as by the various other U.S. registered investment companies advised by the Fund's investment adviser during its prior calendar year. The following table provides information concerning the compensation paid during the year ended December 31, 2006, to each Director of the Fund in his capacity solely as a Director of the Fund. This information does not reflect any additional monies received for a named individual serving in any other capacity to the Fund. Please note that the Fund has no bonus, profit sharing, pension or retirement plans.



                         DIRECTOR    AGGREGATE COMPENSATION     TOTAL COMPENSATION FROM FUND AND
NAME OF DIRECTOR         SINCE       FROM FUND                  FUND COMPLEX* PAID TO DIRECTOR
-------------------------------------------------------------------------------------------------
Glenn W. Wilcox, Sr.     2000        $20,000                     $30,000
Andrew A. Strauss        2000        $20,000                     $30,000
Edwin Meese III          2001        $20,000                     $30,000
Scott B. Rogers          2000        $20,000                     $30,000
Thomas H. Lenagh         1987        $20,000                     $30,000

--------------
* For compensation purposes, the Fund Complex refers to the Fund and Cornerstone Total Return Fund, Inc., both of which were managed by Cornerstone Advisors, Inc. during the year ended December 31, 2006.

     Each Director attended at least seventy-five (75%) percent or more of the six (6) meetings of the Board of Directors (including regularly scheduled and special meetings) held during the period for which he was a Director.


THE AUDIT COMMITTEE

     During the calendar year ended December 31, 2006, the Audit Committee was composed of all independent directors, as such term is defined in Section 2(a)(19) of the Investment Company Act and Section 121A of the American Stock Exchange, LLC ("AMEX") rules. The members of the Audit Committee during this period were Messrs. Wilcox, Sr., Strauss, Meese, Lenagh and Rogers. The Board of Directors has adopted an audit committee charter. The principal functions of the Audit Committee include but are not limited to, (i) the oversight of the accounting and financial reporting processes of the Fund and its internal control over financial reporting; (ii) the oversight of the quality and integrity of the Fund's financial statements and the independent audit thereof; and (iii) the approval, prior to the engagement of, the Fund's independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's independent registered public accounting firm. The Audit Committee convened four
(4) times during the 2006 calendar year.

     The Audit Committee currently does not have an Audit Committee Financial Expert, as such term is defined in Section 407 of the Sarbannes-Oxley Act of 2002. Rather, the Audit Committee members believe that each of their individual experiences provide the Audit Committee with sufficient experience and expertise to allow them to perform their duties as members of the Audit Committee.

THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

     The Fund has a standing Nominating and Corporate Governance Committee (the "Committee"), which is comprised of Messrs. Wilcox, Lenagh, Strauss, Meese, and Rogers, all of whom are independent directors of the Fund, as such term is defined in Section 2(a)(19) of the Investment Company Act and in Section 121A of the AMEX rules. The Committee has a written charter. The Committee is appointed to identify and select qualified candidates that have exhibited strong decision making ability, substantial business experience, relevant knowledge of the mutual fund industry (including closed-end funds), skills or technological expertise and exemplary personal integrity and reputation. In addition, the Committee seeks candidates that have experience and knowledge involving all of the service providers of a registered investment company.

     The Committee will consider all nominees recommended by Stockholders of the Fund, so long as Stockholders send their recommendations in writing to the Secretary of the Fund in a manner consistent with the Fund's By-laws. The Committee will seek candidates for the Board that have exhibited strong decision-making ability, substantial business experience, relevant knowledge, skills or technological expertise, and exemplary personal integrity and reputation. Specifically, the Committee assesses all director nominees taking into account several factors, including, but not limited to, issues such as the current needs of the Board and the nominee's: (i) integrity, honesty, and accountability; (ii) successful leadership experience and strong business acumen; (iii) forward-looking, strategic focus; (iv) collegiality; (v) independence and absence of conflicts of interests; and (vi) ability to devote necessary time to meet director responsibilities. The Committee will ultimately recommend nominees that it believes will enhance the Board's ability to oversee, in an effective manner, the affairs and business of the Fund. The Committee will consider and evaluate Stockholder-recommended candidates by applying the same criteria used to evaluate director-recommended candidates. Currently, the By-laws provide that the deadline for submitting a Stockholder proposal for inclusion in the Fund's proxy statement and proxy for the Fund's 2008 annual meeting of stockholders pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, is November 1, 2007. Stockholders wishing to submit proposals or director nominations that are not to be included in such proxy statement and proxy must deliver notice to the Secretary at the principal executive offices of the Fund not later than the close of business on December 1, 2007 nor earlier than the close of business on November 1, 2007. Stockholders are also advised to review the Fund's By-laws, which contain additional requirements with respect to advance notice of Stockholder proposals and director nominations.

     During the calendar year ended December 31, 2006, the Nominating Committee met and discussed the nomination of the Class II Directors for the 2006 Annual Meeting of Stockholders. In 2007, the Committee met and discussed the nomination of the Class III Directors of the Fund for the 2007 Annual Meeting of Stockholders. Each Nominee was recommended by the non-interested Directors.

REQUIRED VOTE

     Directors are elected by a plurality (a simple majority of the votes cast at a meeting) of the votes cast by the holders of shares of common stock of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of the election of Directors, abstentions and broker non-votes will be counted as shares present for quorum purposes, may be considered votes cast, and may affect the plurality vote required for Directors.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF MESSRS. ANDREW A. STRAUSS AND GLENN W. WILCOX, SR. AS
CLASS III DIRECTORS OF THE FUND.


                             AUDIT COMMITTEE REPORT

      In 2007, the Audit Committee met with the Fund's Administrator, Bear Stearns Funds Management Inc., and the Fund's independent registered public accounting firm, Tait, Weller & Baker LLP, to discuss and review the Fund's audited financial statements for the calendar year ended December 31, 2006. The Administrator represented to the Audit Committee that the Fund's financial statements were prepared in accordance with U.S. generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with the Fund's Administrator and its independent registered public accounting firm. The Audit Committee also discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61.

     The Fund's independent registered public accounting firm also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent registered public accounting firm their independence, in light of the services they were providing.

     Based upon the Audit Committee's discussion with the Fund's Administrator and the independent registered public accounting firm and the Audit Committee's review of the representations of the Fund's Administrator and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Fund's Annual Report for the calendar year ended December 31, 2006 filed with the Securities and Exchange Commission ("SEC").

     This Audit Committee report shall not be deemed incorporated by reference in any document previously or subsequently filed with the SEC that incorporates by reference all or any portion of this proxy statement except to the extent that the Fund specifically requests that the report be specifically incorporated by reference.

      The Audit Committee of the Board of Directors has selected Tait, Weller & Baker LLP to be employed as the Fund's independent registered public accounting firm to make the annual audit and to report on, as may be required, the financial statements which may be filed by the Fund with the SEC during the ensuing year.


                                         Respectfully submitted,


                                          Glenn W. Wilcox, Sr.
                                          Andrew A. Strauss
                                          Scott B. Rogers
                                          Edwin Meese III
                                          Thomas H. Lenagh


         RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The Fund's independent registered public accounting firm for the calendar year ended December 31, 2006, was the firm of Tait, Weller & Baker LLP. The Audit Committee has selected Tait, Weller & Baker LLP to be the Fund's registered public accounting firm for the calendar year ended December 31, 2007.

      A representative of Tait, Weller & Baker LLP is not expected to be present at the Annual Meeting of Stockholders, but may be available by telephone to respond to appropriate questions from Stockholders.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

     Aggregate fees for professional services rendered for the Fund by Tait, Weller & Baker LLP as of or for the year ended December 31, 2006 and 2005 were:


      SERVICE                      2006                       2005
--------------------------------------------------------------------------------
      Audit Fees                  $16,400                   $15,600
      Audit-Related Fees                0                         0
      Tax Fees (1)                  3,300                     3,100
      All Other Fees                    0                         0
                                  -------                   -------
      Total                       $19,700                   $18,700
                                  =======                   =======


---------------
(1) Tax services in connection with the Fund's excise tax calculations and review of the Fund's applicable tax returns.


      All of the services performed by the Fund's independent registered public accounting firm, including audit-related and non-audit related services, were pre-approved by the Audit Committee, as required under the Audit Committee Charter. The Audit Fees for the years ended December 31, 2006 and 2005 were for professional services rendered for the audits of the financial statements of the Fund, reviews, and issuances of consents, and assistance with review of documents filed with the SEC. Tax Fees for the years ended December 31, 2006 and 2005 were for services performed in connection with income and excise tax services other than those directly related to the audit of the income tax accrual. The amount listed above for "All Other Fees", includes fees incurred related to merger, accounting research, and other special projects.

      The Audit Committee has considered and determined that the services provided by Tait, Weller & Baker LLP are compatible with maintaining Tait, Weller & Baker LLP's independence. The aggregate fees included in Audit Fees are fees billed for the calendar year for the audit of the Fund's annual financial statements. Of the time expended by the Fund's independent registered public accounting firm to audit the Fund's financial statements for the calendar year ended December 31, 2006, less than 50% of such time involved work performed by persons other than the independent registered public accounting firm's full time, permanent employees. Tait, Weller & Baker LLP did not perform any services on behalf of Cornerstone Advisors, Inc.

    INFORMATION PERTAINING TO THE FUND'S INVESTMENT ADVISER AND ADMINISTRATOR

THE INVESTMENT ADVISER

      Cornerstone Advisors, Inc. has acted as the Fund's investment adviser ("Investment Adviser") since 2001, and has its principal office at One West Pack Square, Suite 1650, Asheville, North Carolina 28801. Cornerstone Advisors, Inc. was organized in February of 2001, to provide investment management services to closed-end investment companies and is registered with the SEC under the Investment Advisers Act of 1940, as amended. Cornerstone Advisors, Inc. is the Investment Adviser to one other closed-end fund, Cornerstone Total Return Fund, Inc. Messrs. Bradshaw, Bentz and Clark are the only stockholders of the Investment Adviser.

     Mr. Bradshaw, an owner of Cornerstone Advisors, Inc., is President and Chairman of the Board of Directors of the Fund. Mr. Bentz, formerly the Vice President, Treasurer and a Director of the Fund and currently Chief Compliance Officer of the Fund, and Mr. Clark, Vice President and a Director of the Fund, are also owners of Cornerstone Advisors, Inc. The address of Messrs. Bradshaw, Bentz, and Clark is One West Pack Square, Suite 1650, Asheville, North Carolina 28801.

THE ADMINISTRATOR

      Bear Stearns Funds Management Inc., whose address is 383 Madison Avenue, 23rd Floor, New York, New York 10179, currently acts as the Administrator of the Fund.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 30(h) of the Investment Company Act in combination require the Fund's directors and officers, persons who own more than ten (10%) of the Fund's Common Stock, and the Fund's Investment Adviser and its directors and officers, to file reports of ownership and changes in ownership with the SEC and the AMEX. The Fund believes that the Fund's directors and officers, the Fund's Investment Adviser and its directors and officers have complied with all applicable filing requirements during the year ended December 31, 2006.


                 INFORMATION PERTAINING TO CERTAIN STOCKHOLDERS

      The following table sets forth the beneficial ownership of shares of the Fund by each person known to the Fund to be deemed the beneficial owner of more than five (5%) percent of the outstanding shares of the Fund:

                                                     SHARES OF COMMON STOCK
NAME AND ADDRESS OF BENEFICIAL OWNER                 BENEFICIALLY OWNED
--------------------------------------------------------------------------------
None

     Additionally, on February 16, 2007, Cede & Co., a nominee for participants in the Depository Trust Company, held of record 25,096,173 shares of the Fund, equal to approximately 97.5% of the outstanding shares of the Fund. All the directors and executive officers of the Fund, as of the date of this proxy, owned less than 1% of the outstanding shares of the Fund.

                             ADDITIONAL INFORMATION

     The Proxy Statement does not contain all of the information set forth in the registration statements and the exhibits relating thereto which the Fund has filed with the SEC, under the Exchange Act and the Investment Company Act, to which reference is hereby made.

     The Fund is subject to the informational requirements of the Exchange Act and in accordance therewith, file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Funds can be inspected and copied at the public reference facilities of the SEC in Washington, DC. Copies of such materials also can be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, DC 20594, at prescribed rates.


                                 OTHER BUSINESS

     The Board of Directors of the Fund does not know of any other matter which may come before the Meeting, but should any other matter requiring a vote of Stockholders arise, including any questions as to the adjournment of the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter in the interest of the Fund.


                    PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

     All proposals by Stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders, to be held in the year 2008, must be received by the Fund addressed to Cornerstone Strategic Value Fund, Inc., c/o Bear Stearns Funds Management Inc., 383 Madison Avenue, 23rd Floor, New York, New York 10179 in advance of the meeting as set forth in this document.

                                      CORNERSTONE STRATEGIC VALUE FUND, INC.


                                      Thomas R. Westle, Secretary

Dated: March 1, 2007

                     CORNERSTONE STRATEGIC VALUE FUND, INC.
                PROXY CARD FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 16, 2007
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned stockholder of Cornerstone Strategic Value Fund, Inc. (the "Fund") hereby constitutes and appoints Messrs. William A. Clark, Andrew A. Strauss, and Glenn W. Wilcox, Sr., or any of them, the action of a majority of them voting to be controlling, as proxy of the undersigned, with full power of substitution, to vote all shares of common stock of the Fund standing in his or her name on the books of the Fund at the Annual Meeting of Stockholders of the Fund to be held at Fifth Floor Conference Room, One West Pack Square, Asheville, NC 28801 , on April 16, 2007 at 11:30 a.m., Eastern Time, or at any adjournment thereof, with all the powers which the undersigned would possess if personally present, as designated on the reverse hereof.

      The undersigned hereby revokes any proxy previously given and instructs the said proxies to vote in accordance with the aforementioned instructions with respect to (1) the election of two Class III Directors; and (2) the consideration and vote of such other matters as may properly come before the Annual Meeting of Stockholders or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the stockholder. If no such direction is made, the said proxies will vote FOR Proposal 1, and in their discretion with respect to such other matters as may properly come before the Annual Meeting of Stockholders, in the interest of the Fund.

             (Continued and to be dated and signed on reverse side)

                        ANNUAL MEETING OF STOCKHOLDERS OF
                     CORNERSTONE STRATEGIC VALUE FUND, INC.

                                 April 16, 2007

PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1 (THE ELECTION OF DIRECTORS) AND "FOR" PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. To approve the election of two (2) Class III Directors:

                                                   FOR          WITHHOLD

      Andrew A. Strauss                           / /             / /

      Glenn W. Wilcox, Sr.                      / /             / /

2. In their discretion, the proxies are authorized to consider and vote upon such matters as may properly come before the said Meeting or any adjournment thereof.

FOR          AGAINST         ABSTAIN

/ /           / /              / /

Your proxy is important to assure a quorum at the Annual Meeting of Stockholders whether or not you plan to attend the meeting in person. You may revoke this proxy at anytime, and the giving of it will not affect your right to attend the Annual Meeting of Stockholders and vote in person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

SIGNATURE OF STOCKHOLDER____________________________ DATE___________________

SIGNATURE OF STOCKHOLDER____________________________ DATE___________________

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.